Prospectus Supplement dated December 1, 1995 for Defined
Contribution Plan Prospectus for Class A shares:

                    PUTNAM ASSET ALLOCATION FUNDS
                 Prospectuses dated February 1, 1995

                   PUTNAM BALANCED RETIREMENT FUND
       Prospectus dated March 1, 1995, as revised April 1, 1995

                PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
                    Prospectus dated March 1, 1995

                   PUTNAM DIVERSIFIED INCOME TRUST
                  Prospectus dated December 1, 1994

                     PUTNAM FEDERAL INCOME TRUST
                    Prospectus dated March 1, 1995

               PUTNAM GLOBAL GOVERNMENTAL INCOME TRUST
                    Prospectus dated March 1, 1995

                      PUTNAM GLOBAL GROWTH FUND
                    Prospectus dated March 1, 1995

                THE PUTNAM FUND FOR GROWTH AND INCOME
                    Prospectus dated March 1, 1995

                   PUTNAM HIGH YIELD ADVANTAGE FUND
                    Prospectus dated April 1, 1995

                          PUTNAM INCOME FUND
                    Prospectus dated March 1, 1995

                  PUTNAM INVESTMENT-GRADE BOND FUND
      Prospectus dated February 2, 1995, as revised May 19, 1995

                 PUTNAM U.S. GOVERNMENT INCOME TRUST
                  Prospectus dated February 1, 1995

Effective as of the date of this Supplement, certain employee benefit plans may purchase shares of the Fund without a sales charge. Accordingly, the Prospectuses of Funds are revised follows:

The section entitled "How to buy shares" is replaced with the following:

     HOW TO BUY SHARES

     All orders to purchase shares must be made through your employer's defined contribution plan. For more information about how to purchase shares of the Fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the net asset value per share next determined after receipt of an order by Putnam Mutual Funds. Orders must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. In order to be eligible to purchase shares at net asset value, defined contribution plans must initially invest at least $1 million or have at least 200 eligible employees. Defined contribution plans participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds particpating in such program for purposes of determining whether the plan may purchase Class A shares at net asset value. Eligible plans may make additional investments of any amount at any time. To eliminate the need for safekeeping, the Fund will not issue certificates for your shares.

     On sales at net asset value to a participant-directed qualified retirement plan initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates (including a plan with at least 200 eligible employees), Putnam Mutual Funds pays commissions based on a plan's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million and 0.50% thereafter. On sales at net asset value to all other participant-directed qualified retirement plans, Putnam Mutual Funds pays commissions on the initial investment and on subsequent net quarterly sales at the rate of 0.15%. Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

(2) The second sentence in the second paragraph under the heading "Distribution Plan" is replaced with the following:

          This calculation excludes until one year after purchase shares purchased at net asset value, known as "NAV shares," by shareholders investing $1 million or more. Also excluded until one year after purchase are NAV shares purchased by participant-directed qualified retirement plans with at least 200 eligible employees. NAV shares are not subject to the one-year exclusion provision in cases where certain shareholders who invested $1 million or more have made arrangements with Putnam Mutual Funds and the dealer of record waived the sales commission.


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